UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 12, 2007

FOAMEX INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania 19061

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(610) 859-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02 – Results of Operations and Financial Condition.

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On November 12, 2007, a press release was issued on the subject of Foamex International Inc.’s (the “Company”) third quarter 2007 results. The press release did not include certain financial statements, related footnotes and certain other financial information that was filed with the Securities and Exchange Commission as part of the Company’s Quarterly Report on Form 10-Q. The press release is attached to this report as Exhibit 99.1.

On November 12, 2007, the Company also held a teleconference call to discuss earnings for the third quarter 2007. The transcript of the conference call is attached to this report as Exhibit 99.2.

SECTION 9 –FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 – Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated November 12, 2007, issued by Foamex International Inc.
99.2	Transcript of Foamex International Inc. Third Quarter Conference Call on November 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2007

FOAMEX INTERNATIONAL INC.

By:	/s/ Robert M. Larney
Name:	Robert M. Larney
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 12, 2007, issued by Foamex International Inc.
99.2	Transcript of Foamex International Inc. Third Quarter Analyst Conference Call on November 12, 2007